Exhibit 99.1

     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the filing of the Quarterly Report on Form 10-QSB for the Quarter Ended June 30, 2002 (the "Report") by USOL Holdings, Inc., an Oregon corporation ("Registrant"), each of the undersigned hereby certifies that to the best of his knowledge:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.



                                     By:    /s/ James Livingston
                                           -------------------------------------
                                           James Livingston
                                           President and Chief Executive Officer


                                     By:    /s/ Shane Menking
                                           -------------------------------------
                                           Shane Menking
                                           Chief Financial Officer